                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 2002


                                   -----------


                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              MINNESOTA                                         95-3409686
 (State or other jurisdiction of                            (I.R.S. Employer
  incorporation of organization)                           Identification No.)


  400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS        77060
          (Address of Principal Executive Offices)              (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         99.1 -- 2002 Third Quarter Report to Shareholders of Cal Dive International, Inc.


Item 9.  Regulation FD Disclosure

         In accordance with General Instruction B.2. of Form 8-K, the information incorporated by reference herein should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The 2002 Third Quarter Report to Shareholders which discusses Cal Dive's third quarter financial results and its forecast for its fourth quarter ending December 31, 2002 is filed as Exhibit 99.1 and is incorporated herein by reference.

                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: October 31, 2002

                                            CAL DIVE INTERNATIONAL, INC.


                                            By: /s/ S. JAMES NELSON
                                                ----------------------------
                                                S. James Nelson
                                                Vice Chairman



                                            By: /s/ A. WADE PURSELL
                                                ----------------------------
                                                A. Wade Pursell
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


  EXHIBIT
    NO.                        DESCRIPTION
  -------                      -----------

   99.1  --   2002 Third Quarter Report to Shareholders of Cal Dive
              International, Inc.